                                       GUARANTY

       This GUARANTY, dated as of the 1st day of September, 1999 (this "Guaranty"), is made by Dr. James C. Roberts ("Guarantor"), for the benefit of Commtel Services Ltd., Kenneth R. Levine and Stanley Becker, in their capacity as Bridge Lenders (the "Lenders").

                                      RECITALS:

       WHEREAS, Guarantor is the legal and beneficial owner of a majority of the issued and outstanding capital stock of Telecom Wireless Corporation (the "Borrower"); and

       WHEREAS, Borrower and Lenders are parties to certain Bridge Loan Agreements dated August 1, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Bridge Loan Agreements") pursuant to which Lenders have agreed to make loans available to Borrower; and

       WHEREAS, Guarantor acknowledges that he will receive substantial direct and indirect benefits by reason of the making of loans to Borrower as provided in the Bridge Loan Agreements;

       NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the loans and extend other financial accomodations to Borrower under the Bridge Loan Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Lenders, as follows:

       1. INCORPORATION OF RECITALS, DEFINED TERMS. The foregoing recitals are incorporated herein by this reference. Capitalized terms used in this Guaranty without definition shall have the respective meanings ascribed to such terms in the Credit Agreement.

       2. GUARANTY OF PAYMENT AND PERFORMANCE. Guarantor hereby unconditionally and irrevocably guarantees to Lenders the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations. Without limitation of the foregoing, the Obligations shall include (a) all costs and expenses (including reasonable attorneys' fees and expenses) incurred by Lenders in collecting any amount due Lenders under this Guaranty or in prosecuting any action against Borrower or Guarantor with respect to all or any part of the Obligations (collectively, the "Enforcement Costs"), and (b) all interest, fees, costs and expenses due Lenders after the filing of a bankruptcy petition by or against Guarantor or Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings. Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that Lenders shall not be required to prosecute collection, enforcement or other remedies against Borrower, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on Guarantor for payment. Guarantor agrees that if, for any reason, Borrower or any other guarantor of the Obligations shall fail or be unable to pay, punctually and fully, any of the Obligations, Guarantor shall pay such obligations to Lenders in full immediately upon demand. Guarantor agrees that one or more successive actions may be brought against Guarantor, as often as Lenders deem advisable, until all of the Obligations are paid and performed in full.

       3. CONTINUING GUARANTY. Guarantor agrees that the obligations of Guarantor pursuant to Section 2 above shall be primary obligations, such not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lenders, Borrower, any other guarantor of the Obligations or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation;

              (a) any lack of validity or enforceability of any of the Loan Documents;

              (b) any termination, amendment, modification or other change in any of the Loan Documents;

              (c) any failure, omission or delay on the part of Borrower, Guarantor or Lenders to conform or comply with any term of any of the Loan Documents or any failure of Lenders to give notice of any Default or Event of Default;

              (d) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

              (e) any action or inaction by Lenders under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of the Lenders to enforce, assert or exercise any right, power or remedy conferred on them in any of the Loan Documents, or any other action or inaction on the part of Lenders;

              (f) any dissolution of Guarantor or any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshaling of assets and liabilities or similar events or proceedings with respect to Borrower, Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding including, without limitation, any proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code");

              (g) any merger or consolidation of Borrower, Guarantor or any other guarantor of the Obligations into or with any Person, or any sale, lease or transfer of any of the assets of Borrower, Guarantor or any other guarantor of the Obligations to any other Person;

              (h) any change in the ownership of the capital stock of Borrower or any change in the relationship between Borrower and Guarantor, or any termination of any such relationship;

              (i) any release or discharge by operation of law of Borrower or Guarantor from any obligation or agreement contained in any of the Loan Documents;

              (j) any Lender's election in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

              (k) any borrowing or grant of a security interest by Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code;

              (l) the inability of any Lender to enforce the Obligations of Borrower as a result of the automatic stay provisions of Section 362 of the Bankruptcy Code;

              (m) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's or any Lender's claim or claims for repayment of the Obligations, or

              (n) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities or a guarantor or surety or which otherwise might limit recourse against Borrower or Guarantor.

       4. WAIVERS. Guarantor unconditionally waives, to the extent permitted by law, (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice on non-payment under any of the Loan Documents and notice of any Default or any Event of Default or any failure on the part of Borrower or Guarantor of the Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against Borrower, Guarantor or any other guarantor of the Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Lenders under any of the Loan Documents.

       5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lenders as follows:

       (a) QUALIFICATION. Guarantor is an individual residing in the state of Colorado.

       (b) POWER AND AUTHORITY. Guarantor has the power and authority to enter into, execute, deliver, and carry out the terms of the Guaranty and to incur the obligations provided for herein.

       (c) BINDING OBLIGATION. This Guaranty, when executed and delivered, will constitute the valid and legally binding obligations of Guarantor, enforceable against the Guarantor in accordance with its terms.

       (d) NO CONFLICT. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereby do not and will not: (1) violate any provision of law applicable to Guarantor, or any order, judgment or decree of any court or other agency of government binding on Guarantor; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract or agreement to which Guarantor is a party or by which Guarantor is bound; (3) result in or require the creation or imposition of any material Lien upon any of the properties or assets of Guarantor; or
(4) require any approval or consent of any Person under any contract or agreement to which Guarantor is a party or by which Guarantor is bound.

       (e) GOVERNMENTAL CONSENTS. The execution, delivery and performance by Guarantor of this Guaranty, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

       (f) BURDENSOME OBLIGATIONS; SOLVENCY. After giving effect to the transactions contemplated by this Guaranty, Guarantor (i) does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as they become due, (ii) owns and will own property, the fair salable value of which is (A) greater than the total amount of his liabilities (including contingent liabilities) and (B) greater than the amount that will be required to pay the probable liabilities of his then existing debts as they become absolute and matured, and (iii) has and will have capital that is not unreasonably small in relation to his business as presently conducted and proposed to be conducted.

       6. REINSTATEMENT. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Borrower or otherwise, all as though such payment had not been made.

       7. SUCCESSORS AND ASSIGNS. This Guaranty shall inure to the benefit of Lenders, and their respective successors and assigns. This Guaranty shall be binding on Guarantor, its successors and assigns, and shall continue in full force and effect until all of the Obligations are paid and performed in full.

       8. NO WAIVER OF RIGHTS. No delay or failure on the part of Lenders to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

       9. MODIFICATION. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of the Guaranty shall be effective without the prior written consent of Lenders.

       10. COSTS AND EXPENSES. Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of Lenders (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor under this Guaranty.

       11. JOINDER. Guarantor agrees that any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Borrower in such action.

       12. SEVERABILITY. If any provision of this Guaranty is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other governmental authority, this Guaranty shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful shall remain in full force and effect.

       13. NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (New York time) or, if not, on the very next succeeding Business Day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by

U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

       Notices shall be addressed as follows:

       If to Lender Commtel Services Ltd:
                                                 Commtel Services Ltd.
                                                 c/o Teacher Stern Selby
                                                 37-41 Bedford Row
                                                 London WC1R4JH
                                                 Attn:  David Teacher

                                                 Telecopy:

       If to Lender Kenneth R. Levine:
                                                 1776 Broadway, Ste. 1403
                                                 New York, N.Y. 10019

                                                 Telecopy: (212) 765-9710

       If to Lender Stanley Becker:
                                                 55 East End Avenue, Apt. 7A
                                                 New York, N.Y. 10021


       If to Guarantor:
                                                 Telecom Wireless Corporation
                                                 5299 DTC Boulevard, 12th Fl.
                                                 Englewood, CO 80111

                                                 Telecopy: (303) 357-0190

Or to such other address as the party addressed shall have previously designated by written notice to the serving party given in accordance with this Section 13. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

       14. APPLICABLE LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

       15. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLE AGREES THAT, SUBJECT TO AGENT'S

ELECTION ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR BY CERTIFIED OR REGISTERED MAJL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

16. WAIVER OF JURY TRIAL. GUARANTOR AND LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. GUARANTOR AND LENDERS ACKNOWLEDGE THAT HIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND LENDERS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURE WAIVE WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

       IN WITNESS WHEREOF, Guarantor bas executed this Guaranty as of the date first above written



                                           /s/ Dr. James C. Roberts
                                           -----------------------------------
                                           Dr. James C. Roberts




COMMTEL SERVICES LTD


By:
    -------------------------------


 /s/ Kenneth R. Levine
-----------------------------------
Kenneth R. Levine


-----------------------------------
Stanley Becker